Alterra US Insurance – Alterra Specialty September 2012 Exhibit 99.1

Cautionary Note Regarding Forward-Looking
Statements

This presentation may include forward-looking statements that reflect Alterra Capital Holdings Limited’s and its subsidiaries
(collectively “Alterra”) current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings;
(6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations;
(7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial marketing conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and
(14) management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange
Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations.
Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Alterra US Insurance is Alterra’s U.S. Insurance segment. The name Alterra Specialty is used throughout this presentation as the trade name to refer to Alterra US Insurance’s specialty insurance operations.

Alterra US Insurance contributes to Alterra Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle

Executive Previous Experience Years Experience
Doug Worman
EVP – Alterra Capital Holdings Ltd
President & CEO – Alterra US
Insurance
Managing Director – Sharebridge Holdings
President & CEO
Sharebridge Underwriting Group
President & CEO – AIG Excess Casualty Group
21
Bryan Sanders
CEO – Alterra Specialty
COO – Alterra Specialty
President – E&S Division, HRH
President Dominion Specialty
30
Jon Hahn
EVP – Brokerage Division
Alterra Specialty
VP Western Region
Markel Corporation
20
Mike Miller
SVP & CUO – Marine Division
Alterra Specialty
CUO Specialty Division
Firemans Fund
William H McGee
39
Phil Vedell
SVP, CAO, Director of
Catastrophe Management
SVP
Aon
17
Joe Rainone
SVP – Excess Casualty Division
Alterra Specialty
SVP
RSUI
34
Dan Gamble
EVP – Executive & Professional
Liability Group
Alterra US Insurance
Managing Director – Alterra USA
EVP – Executive Assurance
Arch Insurance Group
18
Jim Tait
CFO – Alterra US Insurance
EVP – Alterra Capital Services
Chairman & CFO – Vesta Insurance Group
Chairman – Tait Advisory Services
38
4
Executive Team

Nationwide excess and surplus lines writer of property, casualty and marine
Start up operation for Alterra
Three distinct divisions: Brokerage, Marine and Excess Casualty
Six strategically placed offices throughout the US
Significant product diversification, strong distribution relationships and technical expertise
Offering Excess, Buffer, and Primary Property; Specialty Homeowners;
Inland and Ocean Marine; Excess Casualty & Professional Liability
Admitted Company – Alterra America – Admitted in all 50 states
Eligible Company – Alterra E&S – Eligible in 49 states on a surplus lines basis
Alterra Specialty – Leading E&S Writer

$330.2M of GPW in 2011, up from $294.5M in 2010
Growth came from both existing and new teams
The 2011 reported combined ratio of 104.8% included unfavorable reserve development related to CBA business we no longer write
70% short tail, 30% long tail
Profitability improving as developing business matures
Historically utilized third party reinsurance to minimize exposure
Programs adjusted as business matures and profitability trends become known
Proactive management and control of property catastrophe exposures
Our product mix changed in 2011...

Conditions improving in 2012, well positioned for harder market
Will remain selective and continue to book conservatively
Strong distribution relationships generate good flow and allow us to be selective
Market conditions are competitive
Core property business remains profitable
Measured building of our casualty platforms
Exited product lines and shrunk less profitable product lines and classifications
Market dislocations provide the opportunity to add new teams and products
Expanding select product lines offered to producer base
Reputation of being problem solvers with strong underwriting expertise
Concentrate on the ‘middle market’, not Fortune 500 accounts
Still conservative in a slightly improved market

Specialty Product Mix – by GPW ($ in thousands)

GPW 2Q 2012
PL 8,961
5%
Excess 22,169
12%
Property
(incl. Homeowners)
75,517
41%
Marine 53,836
30%
GL (Discontinued)
2,401
1%
CBA (Discontinued –
excludes Selective)
1,455
1%
Selective 18,709
10%
TOTAL 183,048
GPW 2Q 2011
PL 9,249
5%
Excess 0
0%
Property
(incl. Homeowners)
74,254
44%
Marine 42,498
25%
GL 9,095
5%
CBA 34,740
21%
Selective 0
0%
TOTAL 169,836
5%
12%
41%
30%
1%
1%
10%
GPW 2Q 2012
PL
Excess
Property
Marine
GL
CBA
Selective
5%
0%
44%
25%
5%
21%
0%
GPW 2Q 2011
PL
Excess
Property
Marine
GL
CBA
Selective

Underwriting/
Products
2011 GPW of $110.6M
H1 2012 GPW written of $69.5M
$25M of per risk capacity, average policy is limit $7M
Average premium of approximately $45,000 per policy
Both property cat and non-cat exposed layer accounts
Middle market P&C
Target markets include: apartments, offices, mixed use, hotels, shopping centers
Proactive management of catastrophe exposures in real time
Fully implemented new RMS Model v11.0; optimized current portfolio PMLs leading to a reduction in PMLs
Market
Conditions
Pricing for H1 2012 was up across the property portfolio. Higher rate increases were available for wind exposed business in FL, TX and the Gulf Coast. The post 6/30 rate environment has tempered.
Competition from standard markets has mitigated with some business flowing back to the
E&S arena
Submissions remains active
Renewal retentions are within expectations
Brokerage Property

Underwriting/
Products
2011 GPW with $88.5M
H1 2012 GPW of $53.8M
Approved to write on a non-admitted basis in 49 states and on admitted basis in all 50 states
$25M of per risk capacity, average policy limit < $5M
Regional offices in Atlanta, Chicago, Dallas, New York, Philadelphia and San Francisco
Estimated size of the Commercial Inland/Ocean Marine Market > $12B
Target Market for Inland includes: Construction, Transportation & Logistics,
Communications & Technology, Dealers, Specialty Inland Marine
Target Market for Ocean includes: Importers/Exporters, Manufacturers, Distributors
Market
Conditions
Market has stabilized; rate environment is spotty, increases are obtainable on accounts with
“Critical Cat” exposures and risks with a loss history
Overall environment remains competitive because of the excess capacity that exists
The lack of a significant event over the next couple of months will put pressure on the rates again
Three established markets have placed an emphasis on substantially growing their Marine book in 2013 – XL, One Beacon and Zurich
Marine

Underwriting/
Products
Start up operation July 1, 2011
GPW as of June 30, 2012 is $26.2M
Write both lead and excess layer business; split is 55/45 as of June 30, 2012
$25M Q/S Treaty ~ 60% ceded as of June 30, 2012
53% of accounts have limits of $5M or less, 78% are $10M or less
Majority of exposures are shorter tail, premises oriented exposures
Write most classes of business ~ 55% are in the contracting/service classes
Market
Conditions
General marketplace continues to be competitive
We’re seeing very heavy submission activity, which allows us to be selective.
Some Excess carriers are reducing limits, which thereby creates new opportunities
We’re also relying on strong, long term broker relationships
Excess Casualty

Underwriting/
Products
H1 2012 GPW written of $24.5M as of June 30, 2012
Risk selection is the key driver of all decision-making and execution of all initiatives
Expanded distribution to complement our PL/D&O writings in Bermuda
Focus on excess D&O for commercial and financial institution accounts
We write Professional Liability for MPL, A&E and LPL through two distinct distribution channels (small wholesale in Richmond and retail/larger wholesale in NY)
D&O average limit $10M
PL average limits < $5M
Market
Conditions
Primary markets are beginning to push rate and retention
Market conditions remain competitive but are improving marginally
Continued marketing and branding efforts have led to an uptick in better submissions
We actively continue to recruit top underwriting talent in accordance with our business plan
Professional Liability
12